UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):             March 17, 2004


                               TRANS ENERGY, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


    NEVADA                          0-23530                     93-0997412
--------------                    ------------                --------------
 State or Other                    (Commission                 (IRS Employer
Jurisdiction)                     File Number)                Identification
                                                                 Number)

        210 Second Street, P.O. Box 393, St. Mary's, West Virginia 26170
    ------------------------------------------------------------------------
    (Address of Principal Executive Offices and Principal Place of Business)

Registrant's Telephone Number, Including Area Code: (304) 684-7053




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                                    FORM 8-K

Item 2.  Acquisition or Disposition of Assets

         On March 17, 2004, our wholly owned subsidiary Tyler Construction Company, Inc., sold 16,000 feet of 6-inch natural gas gathering pipeline located in Pleasants and Tyler Counties, West Virginia for $70,000. Tyler Construction also sold 30,096 feet of 4-inch pipeline located in Pleasants and Ritchie Counties, West Virginia for $130,000. The buyer in both instances was Triad Energy Corporation of Reno, Ohio. Following the sale, we retain 16.3 miles of 6-inch pipeline in Tyler County.

         The sale price was determined by negotiations between the parties and was considered fair and reasonable by Tyler Construction. Of the total proceeds, $161,391 was used to pay off the bank debt of the pipelines and the balance was used as operating capital.









                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TRANS ENERGY, INC.


Date:  March 31, 2004            By         /S/ ROBERT L. RICHARDS
                                    --------------------------------------------
                                          Robert L. Richards
                                          President and Chief Executive Officer


                                       -2-




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